SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 17, 2005

The New York Times Company

(Exact name of Registrant as Specified in Its Charter)

New York	1-5837	13-1102020
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

229 West 43rd Street, New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 556-1234

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 17, 2005, at a regularly scheduled meeting of the Nominating & Governance Committee (the “Committee”) of the Board of Directors (the “Board”) of The New York Times Company (the “Company”), John Akers and Henry Schacht each noted to the Committee that he intended to retire from the Board, in accordance with the Board’s regular retirement policies, at the expiration of his current term on the date of the Company’s 2006 Annual Meeting of Stockholders.  Accordingly, neither Mr. Akers nor Mr. Schacht will stand for re-election to the Board at the Company’s 2006 Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NEW YORK TIMES COMPANY

Date: November 17, 2005	By:	/s/ Rhonda L. Brauer
Rhonda L. Brauer
Secretary and Senior Counsel